SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2003

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)

       Delaware                    333-102489                    74-2440850
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    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)

     745 Seventh Avenue, 7th Floor                                  10019
            New York, NY
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(Address of principal executive offices)                           Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.

      The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $219,476,249 in aggregate principal amount Class 1A1, Class 1A-IO, Class 1A-PO, Class 2A1, Class 2A-IO, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-23H on June 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 20, 2003, as supplemented by the Prospectus Supplement, dated June 27, 2003 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1A1, Class 1A-IO, Class 1A-PO, Class 2A1, Class 2A-IO, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $221,359,412.45 as of June 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            1.1 Terms Agreement, dated June 27, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of June 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.2 Servicing Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

            99.3 Reconstituted Servicing Agreement, dated as of June 1, 2003, between SouthTrust Mortgage Corporation and Lehman Brothers Holdings Inc.

            99.4 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Countrywide Home Loans Servicing LP and Lehman Brothers Holdings Inc.

            99.5 Reconstituted Servicing Agreement, dated as of June 1, 2003, between SunTrust Mortgage, Inc. and Lehman Brothers Holdings Inc.

            99.6 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Washington Mutual Bank, FA and Lehman Brothers Holdings Inc.

            99.7 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

            99.8 Reconstituted Servicing Agreement, dated as of June 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

            99.9 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

            99.10 Master Servicing Agreement, dated as of May 2000, between
                  Centre Capital Group, Inc. and SunTrust Mortgage, Inc.

            99.11 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American Mortgage Company.

            99.12 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

            99.13 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

            99.14 Master Servicing Agreement, dated as of May 1, 2003, between
                  Centre Capital Group, Inc. and SouthTrust Mortgage
                  Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES CORPORATION


                                        By: /s/ Bradford Andres
                                           -------------------------------------
                                           Name:  Bradford Andres
                                           Title: Senior Vice President

Date: July 14, 2003

                                  EXHIBIT INDEX

Exhibit No.                       Description                           Page No.
-----------                       -----------                           --------

1.1 Terms Agreement, dated June 27, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman
          Brothers Inc., as the Underwriter.

4.1       Trust Agreement, dated as of June 1, 2003, among
          Structured Asset Securities Corporation, as Depositor,
          Aurora Loan Services Inc., as Master Servicer and
          Citibank, N.A., as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2003, between Lehman Brothers Holdings Inc., as
          Seller and Structured Asset Securities Corporation, as
          Purchaser.

99.2      Servicing Agreement, dated as of June 1, 2003, between
          Lehman Brothers Holdings Inc. and Aurora Loan Services
          Inc.

99.3      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between SouthTrust Mortgage Corporation and Lehman Brothers Holdings Inc.

99.4      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between Countrywide Home Loans Servicing LP and
          Lehman Brothers Holdings Inc.

99.5      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between SunTrust Mortgage, Inc. and Lehman Brothers
          Holdings Inc.

99.6      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between Washington Mutual Bank, FA and Lehman
          Brothers Holdings Inc.

99.7      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

99.8      Reconstituted Servicing Agreement, dated as of June 1,
          2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

99.9 Master Servicing Agreement, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide
          Home Loans, Inc.

99.10 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SunTrust Mortgage, Inc.

99.11 Master Servicing Agreement, dated as of April 18, 2000, between Centre Capital Group, Inc. and North American
          Mortgage Company.

99.12 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

99.13 Master Servicing Agreement, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo
          Home Mortgage, Inc.

99.14 Master Servicing Agreement, dated as of May 1, 2003, between Centre Capital Group, Inc. and SouthTrust Mortgage Corporation.